                                                                   Exhibit 10(a)

                   FOURTH AMENDMENT TO AMENDED AND RESTATED
                   ----------------------------------------
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------


     This Fourth Amendment to Amended and Restated Loan and Security Agreement (this "AMENDMENT") is made this 1st day of May, 2001, as of April 12, 2001 (the "EFFECTIVE DATE"), by and among Berger Financial Corp. ("BFC"), a Delaware corporation, Berger Bros Company ("BBC"), a Pennsylvania corporation and Berger Holdings, Ltd. ("BHL"), a Pennsylvania corporation, each with its chief executive office at 805 Pennsylvania Boulevard, Feasterville, Pennsylvania 19053, CopperCraft, Inc. ("CCI"), a Texas corporation having its chief executive office at 4995 Keller Haslet Road, Keller, Texas 76244, Walker Metal Products, Inc. ("WALKER"), a Georgia corporation having its chief executive office at 1210 Dalton Road NE, Atlanta, Georgia 30306, and Summit Business Capital Corp. ("LENDER"), a New Jersey corporation, successor to Summit Bank ("Summit"), having offices at 4900 Route 70, Pennsauken, New Jersey 08109-4792. BFC, BBC, CCI and Walker are hereinafter collectively referred to and jointly and severally obligated as "BORROWER." Borrower and BHL are hereinafter collectively referred to and jointly and severally obligated as "OBLIGORS."

                                 BACKGROUND
                                 ----------

A. Pursuant to the terms and subject to the conditions set forth in that certain Amended and Restated Loan and Security Agreement dated January 2, 1998 between Borrower and Summit, as amended pursuant to the terms and subject to the conditions set forth in that certain Amendment to Amended and Restated Loan and Security Agreement dated December 7, 1998 between Borrower and Summit, that certain Second Amendment to Amended and Restated Loan and Security Agreement (the "SECOND AMENDMENT") dated December 20, 1999 between Obligors and Summit, that certain letter amendment dated January 20, 2000 among Obligors (other than CCI and Walker) and Summit, that certain letter agreement dated February 28, 2000 among Obligors (other than CCI and Walker) and Summit, that certain Joinder and Assumption Agreement dated March 31, 2000 among Obligors (other than Walker) and Summit, pursuant to which CCI joined, assumed in the Financing Agreements and agreed to be liable for the Obligations, that certain Joinder and Assumption Agreement dated October 31, 2000 among Obligors and Summit pursuant to which Walker joined in the Financing Agreements, assumed and agreed to be liable for the Obligations and that certain Third Amendment to Amended and Restated Loan and Security Agreement dated October 31, 2000 among Obligors and Summit (as amended, the "LOAN AGREEMENT"), and related instruments, agreements and documents including, without limitation, the Surety Agreement (collectively, along with the Loan Agreement, the "FINANCING AGREEMENTS"), Obligors are currently indebted to Lender for repayment of (i) various loans, advances and extensions of credit made pursuant to a revolving credit facility made available by Lender to Borrower in a principal sum of up to Fifteen Million ($15,000,000.00) Dollars (the "REVOLVING CREDIT"), which indebtedness is further evidenced by that certain Third Replacement Revolving Credit Note dated October 31, 2000 in the principal sum of Fifteen Million ($15,000,000.00) Dollars executed and delivered by Borrower to Lender

(the "REVOLVING CREDIT NOTE"); (ii) a term loan made by Lender to Borrower in the principal sum of Two Million Four Hundred Thousand ($2,400,000.00) Dollars (the "TERM LOAN"), which indebtedness is further evidenced by that certain Second Replacement Term Loan Note dated December 20, 1999 in the principal sum of One Million Eight Hundred Sixty-Eight Thousand and Four ($1,868,004.00) Dollars executed and delivered by Borrower to Lender (the "TERM LOAN NOTE"), and
(iii) a supplemental term loan made by Lender to Borrower in the principal sum of Two Million ($2,000,000.00) Dollars (the "SUPPLEMENTAL TERM LOAN"), which indebtedness is further evidenced by that certain Supplemental Term Loan Note dated December 20, 1999 in the principal sum of Two Million ($2,000,000.00) Dollars executed and delivered by Borrower to Lender (the "SUPPLEMENTAL TERM LOAN NOTE"), (iv) an acquisition line loan made by Lender to Borrower in the principal sum of One Hundred Sixty-Four Thousand Seven Hundred Thirty-Five ($164,735.00) Dollars (the "ACQUISITION LINE LOAN"), which indebtedness is evidenced by that certain Acquisition Line Term Loan Note dated March 31, 2000 in the principal sum of One Hundred Sixty-Four Thousand Seven Hundred Thirty-Five ($164,735.00) Dollars executed and delivered by Borrower to Lender (the "ACQUISITION LINE TERM LOAN NOTE") and (v) a second acquisition line loan made by Lender to Borrower in the principal sum of Three Hundred Eighty Four Thousand Four Hundred Eighty Eight ($384,488.00) Dollars (the "SECOND ACQUISITION LINE LOAN"), which indebtedness is evidenced by that certain Second Acquisition Line Term Loan Note in the principal sum of Three Hundred Eighty Four Thousand Four Hundred Eighty Eight ($384,488.00) Dollars executed and delivered by Borrower to Lender (the "SECOND ACQUISITION LINE TERM LOAN NOTE"). The Revolving Credit Note, the Term Loan Note, the Supplemental Term Loan Note, the Acquisition Line Term Loan Note and the Second Acquisition Line Term Loan Note are hereinafter collectively referred to as the "NOTES."

B. To induce Lender to enter into the Financing Agreements, pursuant to the terms and subject to the conditions set forth in certain Amended and Restated Surety Agreement dated January 2, 1998 executed and delivered by BHL to Lender (the "SURETY AGREEMENT"), BHL guaranteed, as a surety, all existing and future debts, liabilities and obligations of Borrower to Lender including, without limitation, the debts, liabilities and obligations evidenced by the Existing Notes. To secure BHL's indebtedness to Lender as a surety for the debts, liabilities and obligations of Borrower to Lender, pursuant to a certain Security Agreement dated August 21, 1997 between BHL and Lender, BHL granted Lender continuing liens on and security interests in and to all of BHL's existing and future accounts, chattel paper, contracts, documents, equipment, fixtures, general intangibles, goods, instruments, inventory, investment property and the cash and non-cash proceeds thereof, all as more fully described in such Security Agreement.

C. All capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Loan Agreement.

D. Borrower has requested that Lender, among other things, (i) reduce the Revolving Credit and the Maximum Line Amount thereunder to Twelve Million ($12,000,000.00) Dollars, (ii) extend the time during which Permitted Overadvances may be outstanding, (iii) temporarily increase the percentage advance rate applicable to Loans under the Revolving Credit based on the value of Eligible Inventory, and (iii) permit Borrower to repay the Acquisition Line

Overadvances made by Lender to Borrower in connection with Borrower's acquisition of Walker on a term basis, and Bank is willing to so accommodate Borrower in accordance with the terms and subject to the conditions set forth in this Amendment and in the instruments, agreements and documents referred to in this Amendment.

     NOW, THEREFORE, with the foregoing background deemed incorporated hereinafter by this reference and hereby made a part hereof, the parties hereto, intending to be legally bound hereby, further covenant and agree as follows:

1.  CONFIRMATION OF EXISTING INDEBTEDNESS.  Obligors hereby unconditionally
    -------------------------------------
acknowledge and confirm that: (a) the unpaid principal indebtedness of Borrower to Lender evidenced by the Revolving Credit Note is, as of April 11, 2001, Eight Million Five Hundred Nineteen Thousand ($8,519,000.00) Dollars; (b) interest on the outstanding principal balance of the Revolving Credit has been paid through March 31, 2001; (c) the unpaid principal indebtedness of Borrower to Lender evidenced by the Term Loan Note is, as of April 11, 2001, One Million One Hundred Fifty-Eight Thousand Seven Hundred Sixty-One ($1,158,761.00) Dollars;
(d) interest on the outstanding principal balance of the Term Loan has been paid through March 31, 2001; (e) the unpaid principal indebtedness of Borrower to Lender evidenced by the Supplemental Term Loan is, as of April 11, 2001, One Million Two Hundred Twelve Thousand Two Hundred ($1,212,200.00) Dollars; (f) interest on the outstanding principal balance of the Supplemental Term Loan Note as in paid through March 31, 2001; (g) the unpaid principal indebtedness of Borrower to Lender evidenced by the Acquisition Line Term Loan Note is, as of April 11, 2001, One Hundred Thirty-One Thousand Seven Hundred Eighty-Eight ($131,788.00) Dollars; (h) interest on the outstanding principal balance of the Acquisition Line Term Loan Note as been paid through March 31, 2001; (i) the unpaid principal indebtedness of Borrower to Lender evidenced by the Second Acquisition Line Term Loan Note is, as of April 11, 2001, Three Hundred Fifty-Two Thousand Four Hundred Seventy-Seven ($352,477.00) Dollars; (j) interest on the outstanding principal balance of the Second Acquisition Line Term Loan Note has been paid through March 31, 2001; and (k) the foregoing sums, together with continually accruing interest and any related costs, fees and expenses are, as of the date hereof, owing without claim, counterclaim, right of recoupment, defense or set off of any kind or of any nature whatsoever.

2.  RATIFICATION OF FINANCING AGREEMENTS.  Obligors hereby ratify, confirm and
    ------------------------------------
reaffirm in all respects and without condition, all of the terms, covenants and conditions set forth in the Financing Agreements, and hereby agree that each of them remain unconditionally liable to Lender in accordance with the respective terms, covenants and conditions of such instruments, agreements and documents, and that all Collateral, liens, security interests and pledges created pursuant thereto and/or referred to therein continue unimpaired and in full force and effect, and secure and shall continue to secure all of the Obligations.

3.  WARRANTIES AND REPRESENTATIONS.
    ------------------------------

     (a) Except as qualified on Schedule 3(a) attached hereto and incorporated herein by this reference, all warranties and representations set forth in the Loan Agreement and the Surety Agreement are hereby respectively asserted, reasserted, stated and restated by Borrower and BHL (as applicable) as of the date hereof as if the same were set forth at length herein. Obligors acknowledge that such warranties and representations (and the warranties and representations set forth herein) are being specifically relied upon by Lender as a material inducement to Lender to enter into this Amendment.

     (b) As a further inducement to Lender to enter into this Amendment, Obligors further represent and warrant to Lender that:

         (i) Each Obligor has the power, authority and capacity to enter into and perform this Amendment and all related instruments, agreements and documents, and to incur the Obligations herein and therein provided for, and such Obligor has taken all proper and necessary corporate action to authorize the execution, delivery and performance of this Amendment and related instruments, agreements and documents;

         (ii) This Amendment is, and the Acquisition Line Overadvance Note and the Fourth Replacement Revolving Credit Note (each as hereinafter defined) and the other Financing Agreements, when executed and delivered by Borrower to Lender, will be valid, binding and enforceable against each Obligor in accordance with their respective terms;

         (iii) No consent, approval or authorization of, or filing, registration or qualification with, any Person (including any holder of Subordinated Indebtedness or of liens on Collateral) is required to be obtained by any Obligor in connection with the execution and delivery of this Amendment and the instruments, agreements and documents referred to in this Amendment; and

         (iv) No Event of Default or Potential Default has occurred under the Financing Agreements.

4.  AMENDMENTS TO LOAN AGREEMENT.  Under the terms and subject to the conditions
    ----------------------------
set forth in this Amendment, the Loan Agreement and the other Financing Agreements are hereby amended as follows:

          (a) There shall no longer be availability under the Acquisition Line Facility; Obligations outstanding under the Acquisition Line Facility shall be paid in accordance with their terms and the principal Obligations thereunder shall continue to be Loans under the Revolving Credit. No further loans, advances or extensions of credit under the Acquisition Line Facility shall be considered or made; provided, however, that Lender may, in its exclusive discretion, consider (on a case by case basis) requests for Loans for acquisitions by Borrower.

          (b) The Revolving Credit is hereby permanently reduced to the sum of up to Twelve Million ($12,000,000.00) Dollars and the Maximum Line Amount is hereby permanently reduced to Twelve Million ($12,000,000.00) Dollars.
Principal Obligations outstanding under the Revolving Credit in excess of Twelve Million ($12,000,000.00) Dollars shall be paid concurrently with the execution and exchange of this Amendment.

          (c) As of the Effective Date, Paragraph 1.5.2 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                    1.5.2 An amount up to the sum of (a) eighty-five (85%) percent of the net outstanding amount of Eligible Accounts, after deducting therefrom all payments, adjustments and credits applicable thereto, and (b) the lesser of (i) sixty (60%) percent of the value (determined on the basis of the lower of cost or market value) of Eligible Inventory for period from April 12, 2001 through June 30, 2001 and fifty (50%) percent on July 1, 2001 and at all times thereafter, and (ii) Four Million Five Hundred Thousand ($4,500,000.00) Dollars. The foregoing percentage advance rates are subject to periodic examination and analysis by Lender and, as a result thereof, and in Lender's discretion exercised reasonably and in good faith, are subject to change.

          (d) Paragraph 1.29 of the Loan Agreement is hereby amended to include within the definition of "NOTES" any Instruments evidencing Obligations including, without limitation, the Fourth Replacement Revolving Credit Note, the Acquisition Line Overadvance Note and any instruments, agreements and documents executed and/or delivered in replacement or substitution or modification thereof.

          (e)  Notwithstanding anything to the contrary set forth in Paragraph
2.4 of the Loan Agreement and Subparagraph 4(d) of the Second Amendment, and in addition to the permitted Acquisition Line Overadvances described at Paragraph 6 of the Second Amendment, so long as there has occurred no Event of Default or any Potential Default which is continuing, for the period from the date hereof through and including June 30, 2001, the Revolving Credit may include loans, advances and extensions of credit in excess of the Borrowing Base (collectively, the "PERMITTED OVERADVANCES") in an aggregate amount of up to Five Hundred Thousand ($500,000.00) Dollars; provided, however, at no time shall the amount
                                --------  -------
outstanding under the Revolving Credit exceed the Maximum Line Amount. If at any time the Permitted Overadvances shall, for any reason, exceed Five Hundred Thousand ($500,000.00) Dollars, Borrower shall immediately repay to Lender such amount as may be necessary to eliminate such excess, and on July 1, 2001, no Permitted Overadvances shall be outstanding.

          (f) Lender hereby agrees that the mandatory pre-payment of the Obligations to be made on or before April 15 of each year pursuant to Paragraph 8 of the Second Amendment for Borrower's fiscal year ending December 31, 2000 (but not any subsequent year) is hereby deferred to, and is payable on, September 30, 2001.

          (g) Subparagraph 6.3.1 of the Loan Agreement is hereby amended and restated as follows:

          6.3.1 Borrower and Surety shall at all times maintain a ratio of Senior Liabilities (defined to be all Liabilities minus the long-term portion of Subordinated Indebtedness) to Tangible Capital Funds

          (defined to be Tangible Net Worth plus the long-term portion of Subordinated Indebtedness) of not more than: 4.00 to 1.00 at June 30, 2001; 3.50 to 1.00 at September 30, 2001; and 3.00 to 1.00 on December
          31, 2001 and on the last day of each fiscal quarter of Borrower thereafter.

5.  ACQUISITION LINE OVERADVANCE NOTE.  To evidence Borrower's obligations to
    ---------------------------------
repay Lender, with interest, the Acquisition Line Overadvance under the Revolving Credit in the principal sum of Seven Hundred Fifty Thousand ($750,000.00) Dollars made by Lender to Borrower in connection with the acquisition of Walker, in accordance with the provisions of Paragraph 6 of the Second Amendment, Borrower shall execute and deliver to Lender its promissory note (the "ACQUISITION LINE OVERADVANCE NOTE") in the principal sum of Seven Hundred Fifty Thousand ($750,000.00) Dollars, all as more fully described in the Acquisition Line Overadvance Note, the terms, covenants and conditions of which are hereby deemed incorporated herein by this reference and made a part hereof.

6.  FOURTH REPLACEMENT REVOLVING CREDIT NOTE.  To evidence Borrower's
    ----------------------------------------
obligations to repay Lender, with interest, for Loans under the Revolving Credit as hereby reduced, Borrower shall execute and deliver to Lender its promissory note (the "Fourth Replacement Revolving Credit Note") in the principal sum of Twelve Million ($12,000,000.00) Dollars, all as more fully described in the Fourth Replacement Revolving Credit Note, the terms, covenants and conditions of which are hereby deemed incorporated herein by this reference and made a part hereof.

7.  CONDITIONS PRECEDENT.  Lender's obligations under this Amendment are subject
    --------------------
to the following conditions precedent (all instruments, agreements and documents to be in form and substance satisfactory to Lender and its counsel):

   (a) Borrower shall duly execute and/or deliver, or cause to be duly executed and/or delivered, to Lender the following:

        (i)  This Amendment;

        (ii)  The Acquisition Line Overadvance Note;

        (iii)  The Fourth Replacement Revolving Credit Note;

        (iv) A certified (as of the date of this Amendment) copy of resolutions of each Obligor's board of directors authorizing the execution, delivery and performance of this Amendment;

        (v) A certificate (as of the date of this Amendment) of each Obligor's corporate secretary as to the incumbency and signatures of the officers of such Obligor executing this Amendment; and

        (vi) Such other instruments, agreements and documents as Lender may reasonably require.

   (b) No Event of Default or Potential Default shall have occurred and be continuing.

8.  NO WAIVER OF DEFAULTS.  This Amendment is not and shall not be deemed to be
    ---------------------
a waiver of any defaults or Events of Default or Potential Defaults which may now exist or hereafter occur under the Financing Agreements.

9.  INTEGRATED AGREEMENT.  This Amendment and all of the instruments, agreements
    --------------------
and documents executed and/or delivered or to be executed and/or delivered in conjunction with this Amendment shall be effective upon the date of execution hereof and thereof by all parties hereto and thereto, and shall be deemed incorporated into and made a part of the Financing Agreements. All such instruments, agreements and documents, and this Amendment, shall be construed as integrated and complementary of each other, and as augmenting and not restricting Lender's rights, remedies, benefits and security. If, after applying the foregoing, an inconsistency still exists, the provisions of this Amendment shall constitute an amendment thereto and shall govern and control.

10.  EXPENSES OF LENDER.  Borrower shall pay all expenses (including the
     ------------------
reasonable fees and expenses of legal counsel to Lender) relating to preparation, negotiation, administration and enforcement of this Amendment and the Financing Agreements.

11.  GOVERNING LAW.  This Amendment shall be governed by and construed and
     -------------
interpreted in accordance with the laws of the Commonwealth of Pennsylvania.

12.  SEAL.  This Amendment is intended to take effect as an instrument under
     ----
seal.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Loan and Security Agreement to be duly executed and delivered the day and year first above written, as of April 12, 2001.

Attest:                             BERGER FINANCIAL CORP.,
                                    a Delaware corporation


By: /s/ Theodore A. Schwartz          By: /s/ Joseph F. Weiderman
   -----------------------------         ----------------------------
   Theodore A. Schwartz                  Joseph F. Weiderman,
   Chief Executive Officer               President

             [Corporate Seal]



Attest:                             BERGER BROS COMPANY,
                                    a Pennsylvania corporation


By: /s/ Theodore A. Schwartz          By: /s/ Joseph F. Weiderman
   -----------------------------         ----------------------------
   Theodore A. Schwartz                  Joseph F. Weiderman,
   Chief Executive Officer               President

             [Corporate Seal]


Attest:                             BERGER HOLDINGS, LTD.,
                                    a Pennsylvania corporation


By: /s/ Theodore A. Schwartz          By: /s/ Joseph F. Weiderman
   -----------------------------         ----------------------------
   Theodore A. Schwartz                  Joseph F. Weiderman,
   Chief Executive Officer               President

             [Corporate Seal]


                      [SIGNATURES CONTINUED ON NEXT PAGE]

                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


Attest:                             COPPERCRAFT, INC.,
                                    a Texas corporation


By: /s/ Theodore A. Schwartz          By: /s/ Joseph F. Weiderman
   -----------------------------         ----------------------------
   Theodore A. Schwartz                  Joseph F. Weiderman,
   Chief Executive Officer               President

      [Corporate Seal]

Attest:                             WALKER METAL PRODUCTS, INC.,
                                    a Georgia corporation


By: /s/ Theodore A. Schwartz          By: /s/ Joseph F. Weiderman
   -----------------------------         ----------------------------
   Theodore A. Schwartz                  Joseph F. Weiderman,
   Chief Executive Officer               President

       [Corporate Seal]
                                    SUMMIT BUSINESS CAPITAL CORP.


                                    By: /s/ Linda Serinese
                                       ------------------------------
                                       Linda Serinese,
                                       Vice President